UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 2, 2016

TOMI Environmental Solutions, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-09908

Florida	59-1947988
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

9454 Wilshire Boulevard, Penthouse
Beverly Hills, CA 90212
(Address of principal executive offices, including zip code)

(800) 525-1698
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Departure of Directors or Certain Officers

Effective December 2, 2016, Robert Wotczak resigned his position as President of the Registrant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOMI Environmental Solutions, Inc.

Date: December 8, 2016	By:	/s/ Halden Shane
Halden Shane
Chief Executive Officer

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